                                                                 EXHIBIT 10.36.1

January 31, 1997



Mr. David T. Brigham
Brigham Oil & Gas, L.P.
5949 Sherry Lane, Suite 1616
Dallas, TX  75225

RE:      PROPOSED TRADE STRUCTURE
         RIMCO/TIGRE PROJECT AGREEMENT

Dear Mr. Brigham:

Pursuant to your letter of January 24, we concur with the above referenced Agreement with the exception of section "1)". We request that all future formal documents separately apportion the "Party/Ownership Interest" for the RIMCO entities, as follows:

                          Party                         Ownership Interest
                          -----                         ------------------
         RIMCO Exploration Partners, L.P.I                      22.500%
         RIMCO Exploration Partners, L.P. II                    3.750%
         RIMCO Production Company, Inc.                         11.250%

We have enclosed the corrected original signature pages and further request that all future signature blocks be prepared as follows:

         RIMCO Exploration Partners, L.P. I & II,
         By RIMCO Holdings Corp., Its General Partner
                 and
         RIMCO Production Company, Inc.

If you have any questions, please call.

Sincerely,


/s/ A. LEE JORDEN

A. Lee Jorden
Sr. Vice President


ALJ:acs

Enclosures